Press Release

Ness Technologies Announces First Quarter 2011 Financial Results

Ness continues to improve profitability, with the highest operating margin in ten quarters

Teaneck, NJ – May 4, 2011 – Ness Technologies, Inc. (NASDAQ: NSTC and TASE: NSTC), a global provider of IT services and solutions, announced today its financial results for the quarter ended March 31, 2011.

First Quarter 2011 Highlights:

•	Revenues were $137.3 million, up 3% year-over-year.

•	Operating income was $6.9 million, up 186% year-over-year.

On a non-GAAP basis (1), operating income was $8.9 million, up 79% year-over-year. On a GAAP and non-GAAP basis, operating margin improved sequentially, reaching the highest levels in ten quarters.

•	Net income from continuing operations was $4.2 million, up 497% year-over-year.

On a non-GAAP basis, net income from continuing operations was $5.6 million, up 66% year-over-year.

•	Diluted net earnings per share from continuing operations were $0.11, up from $0.02 in the first quarter of 2010.

On a non-GAAP basis, diluted net earnings per share from continuing operations were $0.14, up from $0.09 in the first quarter of 2010.

•	In Central and Eastern Europe, operating margin continued to improve, hitting the highest level in nine quarters.

•	Operating cash flows from continuing operations were $9.7 million, setting a new first quarter record.

•	Cash, cash equivalents and short-term bank deposits were $35.8 million as of March 31, 2011.

•	Backlog from continuing operations as of March 31, 2011 was $690 million, up 4% year-over-year.

•	Headcount for continuing operations was approximately 6,900 as of March 31, 2011.

(1)	See “Use of Non-GAAP Financial Information” below for more information regarding the company’s use of non-GAAP financial measures.

“We had a good first quarter and I am very proud of the continued operating margin expansion we delivered. Our steady progress improving operating margins is a direct result of record first quarter results in Israel as well as ongoing improvement in Central and Eastern Europe,” said Sachi Gerlitz, president and chief executive officer of Ness Technologies. “We are making excellent headway on the strategic integration of our business units into one global entity, as manifested by our recent landmark contract with Barclays Capital. We are confident about the year ahead, and look forward to further improvements in our results.”

•	Results by operating segment:

▪
The company’s Software Product Engineering segment, which provides outsourced software product research and development services to companies that build or rely on software to generate revenues, continued to perform well in the first quarter, with strong quarterly operating margin in its target range and good year-over-year revenue growth.

▪
The company’s System Integration and Application Development segment showed only modest year-over-year revenue growth, but with the best non-GAAP operating margin in eleven quarters, due to strong performance in Israel and ongoing improvement in Central and Eastern Europe.

“We are continuing to reap the benefits from the optimization of our operations as well as our improvement in billable utilization,” said Ofer Segev, executive vice president and chief financial officer. “This is evident in our margin expansion, improved earnings and strong first quarter operating cash flows. Our balance sheet is strong, and we remain in our comfort zone regarding liquidity.”

Business Outlook

The company continues to expect top line growth and operating margin expansion in 2011.

Ness reiterates its full year 2011 guidance for revenues from continuing operations in the range of $595 million to $605 million and diluted net earnings per share from continuing operations in the range shown in the reconciliation table below:

	Full year diluted net earnings per share ($)
	Low	High
GAAP basis from continuing operations	$0.42	$0.48
Stock-based compensation; amortization of intangible assets; retention expenses related to prior acquisitions; net of taxes	0.15	0.15
Non-GAAP basis from continuing operations	$0.57	$0.63

The company’s 2011 GAAP guidance excludes future stock-based compensation grants; and the company’s GAAP and non-GAAP guidance further assumes that outstanding diluted shares will average approximately 39 million in 2011 and relevant foreign currency exchange rates will remain at the average levels of April 2011.

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For the reasons set forth elsewhere in this release, Ness’ management believes that non-GAAP financial guidance provides the best comparative basis for investors to understand and assess the company’s on-going operations and prospects for the future.

Conference Call Details

Sachi Gerlitz, president and chief executive officer of Ness Technologies, and Ofer Segev, executive vice president and chief financial officer, will conduct a conference call to discuss the first quarter 2011 results. The call, which will be simultaneously webcast, will begin at 8:00 AM Eastern Time / 5:00 AM Pacific Time / 3:00 PM Israel Time on Wednesday, May 4, 2011.

To access the Ness Technologies first quarter 2011 earnings conference call, participants should dial one of the following numbers and provide the password “NESS” to the operator.

North America	1-800-399-0427
Israel	1-80-924-5917
All other locations	+1-973-200-3375

A live audio webcast of the conference call will be available on the investor relations page of the Ness Technologies corporate web site at http://investor.ness.com. Please visit the web site at least 15 minutes early to register for the teleconference webcast and download any necessary audio software. A replay of the call will be available on the web site approximately two hours after the conference call is completed.

About Ness Technologies

Ness Technologies (NASDAQ: NSTC and TASE: NSTC) is a global provider of IT and business services and solutions with specialized expertise in software product engineering; and system integration, application development, consulting and software distribution. Ness delivers its portfolio of solutions and services using a global delivery model combining offshore, near-shore and local teams. With about 6,900 employees, Ness has operations in North America, Europe, Israel and India, has customers in over 20 countries, and partners with numerous software and hardware vendors worldwide. For more information about Ness, visit www.ness.com.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), Ness uses various non-GAAP measures of net income and earnings per share, including adjustments from results based on GAAP to exclude (a) non-cash stock-based compensation expenses in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, “Stock Compensation” (formerly, FASB Statement 123R); (b) amortization of intangible assets; and (c) earn-out and retention expenses related to prior acquisitions; all net of taxes. Ness’ management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Ness’ on-going core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

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Ness also uses these non-GAAP measures in the formulation of its financial guidance. This requires Ness management to make assumptions regarding certain factors that could affect future net income and earnings per share, such as the timing and size of future potential acquisitions (which could result in additional non-cash amortization of intangibles), the timing and size of future potential stock-based compensation grants (which could result in additional non-cash stock-based compensation expense), and the timing and size of any one-time income or expenses. The company discloses such assumptions in conjunction with its financial guidance.

Forward Looking Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often are preceded by words such as “believes,” “expects,” “may,” “anticipates,” “plans,” “intends,” “assumes,” “will” or similar expressions. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Ness’ actual results could differ materially from those anticipated in these forward looking statements as a result of various factors. Some of the factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the “Risk Factors” described in Ness’ Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 4, 2011. Ness is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of such changes, new information, subsequent events or otherwise.

Media Contact: David Kanaan Intl: +972-54-425-5307 Email: media.int@ness.com	Investor Relations Contacts: Drew Wright USA: 1-201-488-3262 Email: investor@ness.com	Maya Lustig Israel: +972-3-767-5110 Email: maya.lustig@ness.com

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands (except per share data)

	Three months ended March 31,
	2010	2011
	(Unaudited)	(Unaudited)

Revenues	$133,333	$137,309
Cost of revenues	96,521	95,452
Gross profit	36,812	41,857

Selling and marketing	10,053	9,201
General and administrative	24,342	25,744
Total operating expenses	34,395	34,945

Operating income	2,417	6,912
Financial expenses, net	(209)	(609)
Income before taxes on income	2,208	6,303

Taxes on income	1,510	2,135
Net income from continuing operations	$698	$4,168

Net loss from discontinued operations	(5,387)	(2,260)
Net income (loss)	$(4,689)	$1,908

Basic net earnings per share from continuing operations	$0.02	$0.11
Diluted net earnings per share from continuing operations	$0.02	$0.11

Basic net earnings (loss) per share	$(0.12)	$0.05
Diluted net earnings (loss) per share	$(0.12)	$0.05

Weighted average number of shares (in thousands) used in computing basic net earnings per share from continuing operations and basic net earnings (loss) per share	38,299	38,230
Weighted average number of shares (in thousands) used in computing diluted net earnings per share from continuing operations and diluted net earnings (loss) per share	38,722	38,688

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands

	Three months ended March 31,
	2010	2011
Segment Data:	(Unaudited)	(Unaudited)

Revenues from continuing operations:
Software Product Engineering	$26,397	$28,859
System Integration and Application Development	106,936	108,450
	$133,333	$137,309
Operating income (loss) from continuing operations:
Software Product Engineering	$3,853	$4,152
System Integration and Application Development	3,227	7,910
Unallocated Expenses	(4,663)	(5,150)
	$2,417	$6,912
Geographic Data:

Revenues from continuing operations:
Israel	$47,639	$57,147
North America	45,249	42,342
Europe	39,001	35,822
Asia and the Far East	1,444	1,998
	$133,333	$137,309

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. dollars in thousands

	Three months ended March 31,
	2010	2011
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$(4,689)	$1,908
Adjustments required to reconcile net income (loss) to net cash provided by operating activities:
Net loss from discontinued operations	5,387	2,260
Stock-based compensation	829	808
Currency fluctuation of restricted cash and short-term bank deposits	(957)	(30)
Depreciation and amortization	4,169	4,185
Loss on sale of property and equipment	66	263
Decrease in trade receivables, net	7,163	9,094
Increase in unbilled receivables	(2,460)	(6,185)
Decrease in other accounts receivable and prepaid expenses	964	1,753
Decrease (increase) in work-in-progress	1,265	(3,219)
Decrease (increase) in long-term prepaid expenses	(41)	772
Deferred income taxes, net	456	147
Increase (decrease) in trade payables	(1,568)	13,580
Decrease in advances from customers and deferred revenues	(3,747)	(7,781)
Decrease in other accounts payable and accrued expenses	(4,204)	(7,734)
Increase in other long-term liabilities	420	379
Increase (decrease) in accrued severance pay, net	104	(479)
Net cash used in discontinued operations	(2,655)	—
Net cash provided by operating activities	502	9,721

Cash flows from investing activities:
Consideration from sale of a consolidated subsidiary	1,711	—
Proceeds from maturity of (investment in) short-term bank deposits, net	5,662	(661)
Proceeds from sale of property and equipment	—	73
Purchase of property and equipment and capitalization of software developed for internal use	(1,744)	(3,543)
Net cash provided by (used in) investing activities	5,629	(4,131)

Cash flows from financing activities:
Exercise of options	—	551
Repurchase of shares	(611)	(1,181)
Short-term debt, net	(500)	(5,271)
Principal payments of long-term debt	(3,121)	(6,475)
Net cash used in financing activities	(4,232)	(12,376)

Effect of exchange rate changes on cash and cash equivalents	(923)	419
Increase (decrease) in cash and cash equivalents	976	(6,367)
Cash and cash equivalents at the beginning of the period	40,218	29,973
Cash and cash equivalents at the end of the period	$41,194	$23,606

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands

	December 31, 2010	March 31, 2011
		(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$29,973	$23,606
Restricted cash	2,578	1,008
Short-term bank deposits	8,913	11,174
Trade receivables, net of allowance for doubtful accounts	164,950	159,891
Unbilled receivables	34,850	42,612
Other accounts receivable and prepaid expenses	28,081	27,548
Work in progress	5,613	7,996
Total assets attributed to discontinued operations	20,263	16,774
Total current assets	295,221	290,609

LONG-TERM ASSETS:
Long-term prepaid expenses and other assets	5,656	4,944
Unbilled receivables	2,828	3,174
Deferred income taxes, net	2,186	2,380
Severance pay fund	59,583	60,252
Property and equipment, net	35,545	37,826
Intangible assets, net	9,481	8,716
Goodwill	282,383	289,478
Total long-term assets	397,662	406,770

Total assets	$692,883	$697,379

CURRENT LIABILITIES:
Short-term debt	$16,543	$11,301
Current maturities of long-term debt	26,160	27,541
Trade payables	25,009	40,092
Advances from customers and deferred revenues	38,772	32,129
Other accounts payable and accrued expenses	118,599	113,530
Total liabilities attributed to discontinued operations	13,116	11,361
Total current liabilities	238,199	235,954

LONG-TERM LIABILITIES:
Long-term debt, net of current maturities	36,756	31,009
Other long-term liabilities	7,942	8,571
Deferred income taxes	2,195	2,207
Accrued severance pay	63,026	63,230
Total long-term liabilities	109,919	105,017

Total stockholders’ equity	344,765	356,408

Total liabilities and stockholders’ equity	$692,883	$697,379

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION
EXCLUDING STOCK-BASED COMPENSATION; AMORTIZATION OF INTANGIBLE ASSETS; EARN-OUT AND RETENTION EXPENSES RELATED TO PRIOR ACQUISITIONS; ALL NET OF TAXES
U.S. dollars in thousands (except per share data)

	Three months ended March 31,
	2010	2011
Statements of Income Data:	(Unaudited)	(Unaudited)

GAAP gross profit	$36,812	$41,857
Stock-based compensation	39	21
Amortization of intangible assets	53	9
Non-GAAP gross profit	$36,904	$41,887

GAAP operating income	$2,417	$6,912
Stock-based compensation	829	796
Amortization of intangible assets	1,268	1,132
Earn-out and retention expenses related to prior acquisitions	480	85
Non-GAAP operating income	$4,994	$8,925

GAAP operating margin	1.8%	5.0%
Non-GAAP operating margin	3.7%	6.5%

EBITDA	$7,895	$11,978
EBITDA margin	5.9%	8.7%

GAAP net income from continuing operations	$698	$4,168
Stock-based compensation; amortization of intangible assets; earn-out and retention expenses related to prior acquisitions; all net of taxes	2,652	1,404
Non-GAAP net income from continuing operations	$3,350	$5,572

GAAP diluted net earnings per share from continuing operations	$0.02	$0.11
Stock-based compensation; amortization of intangible assets; earn-out and retention expenses related to prior acquisitions; all net of taxes	0.07	0.04
Non-GAAP diluted net earnings per share from continuing operations	$0.09	$0.14

Segment Data:

Software Product Engineering:
GAAP operating income	$3,853	$4,152
Amortization of intangible assets	38	—
Non-GAAP operating income	$3,891	$4,152

System Integration and Application Development:
GAAP operating income	$3,227	$7,910
Amortization of intangible assets	1,230	1,132
Earn-out and retention expenses related to prior acquisitions	480	85
Non-GAAP operating income	$4,937	$9,127

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